EXHIBIT 10.2





               FIRST AMENDMENT TO CREDIT AGREEMENT



          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of April 22, 1997 is made between APRIA HEALTHCARE GROUP INC., a corporation organized and existing under the laws of the State of Delaware ("Apria") and the Subsidiaries of Apria identified on the signature pages of this Amendment and any Subsidiary of Apria that, subject to Section 9.13 of the Credit Agreement, shall have executed a Joinder Agreement (Apria and such Subsidiaries are referred to individually as a "Borrower" and, collectively, as the "Borrowers"), each of the financial institutions listed on Schedule I to the Credit Agreement or that, pursuant to Section 13.4 of the Credit Agreement, shall become a "Bank" thereunder (individually, a "Bank" and, collectively, the "Banks"), NATIONSBANK OF TEXAS, N.A., as the Syndication Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative Agent.


                            RECITALS


          I. The Borrowers, the Banks, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement dated as of August 9, 1996 (the "Credit Agreement") pursuant to which the
Banks extended certain credit to the Borrowers.

          II. The Borrowers have requested that (i) up to $76,000,000 of the reserves and charges taken by Apria in the fourth quarter of its 1996 fiscal year be excluded from the calculation of the Fixed Charge Coverage Ratio and the Consolidated Fund
Indebtedness to Consolidated EBITDA Ratio for the first three fiscal quarters of 1997 and (ii) the definition of Minimum Consolidated Net Worth be revised to (a) exclude amounts used by Apria for permitted repurchases of capital stock and (b) delete references to the Vitas Merger.

          III. The Borrowers have requested that the Credit Agreement be amended to reflect the foregoing.

          IV. The Banks are willing to accommodate the requests of the Borrowers on the terms and conditions specified in this Amendment.

                           AGREEMENT

          In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

          1. Defined Terms. Capitalized terms used but not defined in this Amendment shall have the respective meanings assigned to such terms in the Credit Agreement.

          2. Amendment to Section 1.1.  Section 1.1 of the Credit
Agreement is hereby amended by adding the following definition in proper alphabetical order:

          ""1996 Charges and Reserves" shall mean the one time charges and reserves in an aggregate amount of up to $76,000,000 taken by Apria in the fourth quarter of its 1996 fiscal year."

          3. Amendments to Section 10.

               (a)  Section 10.9 of the Credit Agreement is
hereby amended by adding the following clause at the end of such section:

          "; provided that, solely for the purpose of determining compliance with this Section 10.9, the calculation of the Fixed Charge Coverage Ratio for the fiscal quarters ending on March 31, 1997, June 30, 1997 and September 30, 1997 shall be made without giving effect to the 1996 Charges and Reserves."

               (b) Section 10.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "10.10 Minimum Consolidated Net Worth. Apria will not permit its Consolidated Net Worth at the end of any fiscal quarter, commencing with the fiscal quarter ending September 30, 1996 to be less than an amount equal to
     (a) $313,832,700, plus (b) an amount equal to 75% of Consolidated Net Income (in excess of zero) for each fiscal quarter commencing with the fiscal quarter ending
     September 30, 1996, which amount shall be added to Consolidated Net Worth as of the last day of each such fiscal quarter, plus (c) 100% of the net proceeds of issuances of Apria Common Stock, minus (d) any amounts used by Apria to repurchase its capital stock in accordance with
     Section 10.3(iii)"

               (c) Section 10.11 of the Credit Agreement is hereby amended by adding the following clause at the end of such
Section:

          "; provided that, solely for the purpose of determining compliance with this Section 10.11, and without affecting the determination of the Applicable Margin, the calculation of the Consolidated Funded Indebtedness to Consolidated EBITDA Ratio for the fiscal quarters ending on March 31, 1997, June 30, 1997 and September 30, 1997 shall be made without giving effect to the 1996 Charges and Reserves."

          4. Representations.   Each of the Borrowers represents and
warrants to the Banks that it has the corporate or partnership power to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Amendment. Each of Apria and its Material Subsidiaries has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          5. Conditions Precedent. The effectiveness of this Amendment is subject to (i) the Administrative Agent's receipt of the consent of the Required Banks, (ii) each of the representations and warranties contained in Section 8 of the Credit Agreement being true and correct as of the date of this Amendment and (iii) the receipt by the Administrative Agent of this Amendment, duly executed and delivered by each of the Borrowers.

          6. Reference to and Effect on the Credit Agreement, Notes and Guaranty.

               (a)  Except as specifically amended by this
Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

               (b) This Amendment shall be construed as one with the Credit Agreement and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

               (c) All documents executed in connection with the Credit Agreement, including, but not limited to, the Notes and the Guaranty shall remain in full force and effect and are hereby ratified and confirmed with respect to the Credit Agreement, as amended hereby.

          7. Entire Agreement. This Amendment, together with the Credit Agreement and the other documents referred to in, or executed in connection with, the Credit Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

          8. Expenses. The Borrowers shall reimburse the Administrative Agent on demand for all costs, expenses and charges (including, without limitation, reasonable fees and charges of external legal counsel for the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, performance or enforcement of this Amendment.

          9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

          10. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11. Captions. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

          12. Counterparts. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document.

          13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF CALIFORNIA.


     IN WITNESS WHEREOF, the parties to this Amendment have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.


                         APRIA HEALTHCARE GROUP INC.
                         APRIA HEALTHCARE, INC.
                         APRIA NUMBER ONE, INC.
                         APRIA NUMBER TWO, INC.
                         PROTOCARE OF METROPOLITAN NEW YORK,
                           INC.
                         HOMEDCO OF NEW YORK STATE, INC.



                         By:
                            ------------------------------
                             Name:
                             Title:



BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as a Bank



By:
   -------------------------------
    Name:
    Title:



BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Administrative Agent



By:
   ------------------------------
    Name:
    Title:



NATIONSBANK OF TEXAS, N.A.,
as a Bank and as Syndication Agent



By:
   ------------------------------
    Name:
    Title:



ABN AMRO BANK N.V.,
Los Angeles International Branch



By: ABN AMRO NORTH AMERICA, INC.
    as agent



By:
   ------------------------------
   Name:
   Title:



By:
   ------------------------------
   Name:
   Title:



BANK OF IRELAND/GRAND CAYMAN BRANCH



By:
   ------------------------------
    Name:
    Title:



By:
   ------------------------------
    Name:
    Title:



THE BANK OF NEW YORK



By:
   ------------------------------
    Name:
    Title:



THE BANK OF NOVA SCOTIA,
as a Bank and as a Co-Agent



By:
   ------------------------------
    Name:
    Title:



BANQUE NATIONALE DE PARIS,
as a Bank and as a Co-Agent



By:
   -------------------------------
    Name:
    Title



By:
   -------------------------------
    Name:
    Title:



BANQUE PARIBAS,
as a Bank and as a Co-Agent



By:
   ------------------------------
    Name:
    Title:



By:
   ------------------------------
    Name:
    Title:



CREDIT LYONNAIS
New York Branch



By:
   ------------------------------
    Name:
    Title:



DEUTSCHE BANK AG, acting through
its Los Angeles Branch and/or its
Cayman Islands Branch



By:
   ------------------------------
    Name:
    Title:



By:
   ------------------------------
    Name:
    Title:



THE FIRST NATIONAL BANK OF CHICAGO



By:
   ------------------------------
    Name:
    Title:



FIRST UNION NATIONAL BANK OF NORTH CAROLINA



By:
   ------------------------------
    Name:
    Title:



THE INDUSTRIAL BANK OF JAPAN, LTD.,
Los Angeles Agency



By:
   ------------------------------
    Name:
    Title:



THE LONG-TERM CREDIT BANK OF JAPAN, LTD., as a Bank and as a Co-
Agent



By:
   -------------------------------
    Name:
    Title:



MELLON BANK, N.A.



By:
   ------------------------------
    Name:
    Title:



TORONTO DOMINION (TEXAS), INC.



By:
   --------------------------------
    Name:
    Title:



UNION BANK OF CALIFORNIA, N.A.,
as a Bank and as a Co-Agent



By:
   ------------------------------
    Name:
    Title:



WELLS FARGO BANK, N.A.



By:
   ------------------------------
    Name:
    Title:



THE MITSUBISHI TRUST AND BANKING CORPORATION



By:
   ------------------------------
    Name:
    Title:



THE SAKURA BANK LIMITED



By:
   ------------------------------
    Name:
    Title:



THE SANWA BANK, LIMITED



By:
   ------------------------------
    Name:
    Title:



THE SUMITOMO BANK LIMITED



By:
   ------------------------------
    Name:
    Title:



THE FUJI BANK, LIMITED,
Los Angeles Agency



By:
   ------------------------------
    Name:
    Title: